SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 2, 2004



                              W. P. Carey & Co. LLC
                              ---------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                         001-13779                    13-3912578
------------------                  ------------------            --------------
(State of Organization)             (Commission File No.)         (IRS Employer
                                                                  Identification
                                                                  Number)





                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                          (212) 492-1100 (Registrant's
                          ----------------------------
                     telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------



(c)  Exhibits

 99.1 Corrected transcript of 4th Quarter earnings conference call held on February 26, 2004.

Item 9. Regulation FD Disclosure
        ------------------------

During the registrant's 4th quarter earnings conference call held on February 26, 2004, the registrant's occupancy rate as of December 31, 2003 was inadvertently misstated to be 97%, an increase from 93% as of December 31, 2002.
W. P. Carey had an occupancy rate of 88.3% at year end 2003, as compared to 94.3% at year end 2002. The full transcript of the conference is attachment to this report as Exhibit 99.1 showing the orginal mistake and its correction.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 W. P. CAREY & CO. LLC



                                                  By:/s/  Gordon F. DuGan
                                                     ----------------------
                                                          Gordon F. DuGan





Date:  March 2, 2004